Exhibit 99.1

MetaBank Provides Tax Season Update
Processes Record Number of Interest-Free Tax Advance Loans

Sioux Falls, S.D., March 7, 2017 (GLOBE NEWSWIRE) - Meta Financial Group, Inc.® (Nasdaq: CASH) (the “Company”) announced today preliminary 2017 tax season results at its bank subsidiary, MetaBank®. From December 12, 2016 through February 28, 2017, MetaBank originated approximately $1.26 billion in interest-free tax advance loans across its multiple tax partners, of which approximately $686 million were sold to its various bank partners and $576 million were retained. During the 2016 tax season, MetaBank originated less than $100 million of interest-free tax advance loans. The Company also expects to process over 2.4 million refund transfers through its EPS Financial (“EPS”) and Refund Advantage (“RA”) divisions. MetaBank processed just over 1 million refund transfers in 2016 at its RA division.

“The 2017 tax season has been very exciting and we would like to highlight some of our many successes,” said Chairman and CEO J. Tyler Haahr. “While it was difficult to forecast loan volumes for this tax season, and some partners fell below and some above our forecasts, we were very pleased with the processing efficiency and effectiveness. In addition to our record breaking tax loan volumes, MetaBank was able to successfully integrate Specialty Consumer Services (“SCS”) and EPS into our existing business model and both are on track to meet our expectations. With the acquisition of SCS and their credit underwriting platform, we expect to be able to lower our loss rates across all of our channels relative to what we experienced last year. The infrastructure that we built performed extremely well this tax season and we believe MetaBank is well positioned to originate significantly more volume in the future.”

This press release and other important information about the Company are available at metafinancialgroup.com.

Forward-Looking Safe Harbor Statement
The Company and MetaBank (the “Bank”) may from time to time make written or oral “forward-looking statements,” including statements contained in this press release, the Company’s filings with the Securities and Exchange Commission (“SEC”), the Company’s reports to stockholders, and in other communications by the Company and the Bank, which are made in good faith by the Company pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995.
You can identify forward-looking statements by words such as “may,” “hope,” “will,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “potential,” “continue,” “could,” “future,” or the negative of those terms, or other words of similar meaning or similar expressions. You should carefully read statements that contain these words because they discuss our future expectations or state other “forward-looking” information. These forward-looking statements are based on information currently available to us and assumptions about future events, and include statements with respect to the Company’s beliefs, expectations, estimates, and intentions, which are subject to significant risks and uncertainties, and are subject to change based on various factors, some of which are beyond the Company’s control. Such risks, uncertainties and other factors may cause our actual growth, results of operations, financial condition, cash flows, performance and business prospects and opportunities to differ materially from those expressed in, or implied by, these forward-looking statements. Such statements address, among others, the following subjects: the potential benefits of the acquisitions of assets from SCS and EPS, including, but not limited to, whether such acquisitions may increase the Company's growth; future operating results; customer retention; loan and other product demand; important components of the Company's statements of financial condition and operations; growth and expansion; new products and services, such as those offered by the Bank or Meta Payment Systems ("MPS"), a division of the Bank; credit quality and adequacy of reserves; technology; and the Company's employees. The following factors, among others, could cause the Company's financial performance and results of operations to differ materially from the expectations, estimates, and intentions expressed in such forward-looking statements: the risk that sales of EPS and SCS products by the Bank may not be as high as anticipated; the risk that the expected growth opportunities or cost savings from the EPS and SCS acquisitions may not be fully realized or may take longer to realize than expected, that customer losses and business disruption following the EPS and SCS acquisitions, including adverse effects on relationships with former or current employees of EPS and SCS, may be greater than expected; the risk that the Company may incur unanticipated or unknown losses or liabilities in connection with the EPS and SCS acquisitions; the risk that loan production levels and other anticipated benefits related to the recent agreements signed with H&R Block and Jackson Hewitt may not be as much as anticipated, and that the Company may incur unanticipated or unknown risks, losses or liabilities in connection with such transactions; maintaining our executive management team; the strength of the United States' economy, in general, and the strength of the local economies in which the Company conducts operations; the effects of, and changes in, trade, monetary, and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System (the “Federal Reserve”), as well as efforts of the United States Treasury in conjunction with bank regulatory agencies to stimulate the economy and protect the financial system; inflation, interest rate, market, and monetary fluctuations; the timely development of, and acceptance of new products and services offered by the Company, as well as risks (including reputational and litigation) attendant thereto, and the perceived overall value of these products and services by users; the risks of dealing with or utilizing third parties; any actions which may be initiated by our regulators in the future; the impact of changes in financial services laws and regulations, including, but not limited to, laws and regulations relating to the tax refund industry and the insurance premium finance industry, our relationship with our primary regulators, the Office of the Comptroller of the Currency (“OCC”) and the Federal Reserve, as well as the Federal Deposit Insurance Corporation (“FDIC”), which insures the Bank’s deposit accounts up to applicable limits; technological changes, including, but not limited to, the protection of electronic files or databases; acquisitions; litigation risk, in general, including, but not limited to, those risks involving the Bank's divisions; the growth of the Company’s business, as well as expenses related thereto; continued maintenance by the Bank of its status as a well-capitalized institution, particularly in light of our growing deposit base, a substantial portion of which has been characterized as “brokered”; changes in consumer spending and saving habits; and the success of the Company at maintaining its high quality asset level and managing and collecting assets of borrowers in default should problem assets increase.
The foregoing list of factors is not exclusive. We caution you not to place undue reliance on these forward-looking statements. The forward-looking statements included in this press release speak only as of the date hereof. Additional discussions of factors affecting the Company’s business and prospects are reflected under the caption “Risk Factors” and in other sections of the Company’s Annual Report on Form 10-K for the Company’s fiscal year ended September 30, 2016, and in other filings made with the SEC. The Company expressly disclaims any intent or obligation to update any forward-looking statements, whether written or oral, that may be made from time to time by or on behalf of the Company or its subsidiaries, whether as a result of new information, changed circumstances or future events or for any other reason.

About Meta Financial Group
Meta Financial Group, Inc. ("MFG") is the holding company for MetaBank®, a federally chartered savings bank. MFG shares are traded on the NASDAQ Global Select Market® under the symbol CASH. Headquartered in Sioux Falls, SD, MetaBank operates in both the Banking and Payments industries through: MetaBank, its traditional retail banking operation; Meta Payment Systems, its electronic payments division; AFS/IBEX, its insurance premium financing division; and Refund Advantage, EPS and SCS, its tax-related financial solutions divisions.

Media Contact:	Investor Relations Contact:
Katie LeBrun	Brittany Kelley Elsasser
Corporate Communications Director	Investor Relations
605.362.5140	605.362.2423
klebrun@metabank.com	bkelley@metabank.com